UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17190 Bernardo Center Drive

San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the acquisition of the property from PharmaCann LLC ("PharmaCann") described below in Item 2.01, on December 19, 2016, IIP-NY 1 LLC, a wholly owned subsidiary of IIP Operating Partnership, LP (the "Operating Partnership"), the operating partnership subsidiary of Innovative Industrial Properties, Inc. (the "Company"), entered into a triple-net lease with PharmaCann for the entire property. The lease provides that PharmaCann, as tenant, is responsible for paying all structural repairs, maintenance expenses, insurance and taxes related to the property. The lease term is 15 years, with two options to extend the term of the lease for two additional five-year periods.

The initial base rent of the PharmaCann lease is approximately $319,580 per month, subject to annual increases at a rate based on the higher of (i) 4% or (ii) 75% of the consumer price index. The lease also provides that IIP-NY 1 LLC will receive a property management fee equal to 1.5% of the then-current base rent throughout the term, and supplemental base rent for the first five years of the term of the lease at a rate of $105,477 per month. Together, the annualized initial base rent, property management fee and supplemental base rent equate to approximately 17.2% of the purchase price of the property.

The foregoing description of the PharmaCann lease does not purport to be complete and is qualified in its entirety by reference to the complete text of the lease, which is filed as an exhibit to this report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 19, 2016, the Company, through IIP-NY 1 LLC, completed the acquisition of PharmaCann's medical-use cannabis cultivation and processing facility in New York pursuant to the terms of a Purchase Agreement dated as of August 22, 2016 between the Operating Partnership and PharmaCann LLC, as amended (the "Purchase Agreement"). The Purchase Agreement was assigned by the Operating Partnership to IIP-NY 1 LLC prior to completion of the acquisition. The execution of the Purchase Agreement was previously disclosed in the Company’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act of 1933, as amended (the "Securities Act").

The property consists of approximately 37 acres of usable land, which includes three buildings comprising approximately 127,000 square feet. Consistent with the previously disclosed terms of the Purchase Agreement, the purchase price for the property was $30.0 million, excluding closing costs. The Company funded the acquisition of the property using the proceeds of its recently completed common stock offering, which generated net proceeds of approximately $60.8 million.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as an exhibit to this report and incorporated herein by reference. The Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Purchase Agreement and, in certain cases, represent allocation decisions among the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiation of the Purchase Agreement (which disclosures are not reflected in the Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

In connection with the closing of the acquisition, the Company issued a press release, which is attached as Exhibit 99.1 hereto.

Item 7.01 Regulation FD Disclosure.

On December 19, 2016, the Company issued a press release regarding the acquisition of the PharmaCann property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements are incorporated by reference to the audited financial statements of PharmaCann and the related independent auditors' reports included in the Company’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act (File No. 333-214148):

PharmaCann	LLC

Independent	Auditor's Report

Audited Balance Sheets as of December 31, 2015 and 2014

Audited Statements of Income for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Audited Statements of Members' Equity for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Audited Statements of Cash Flows for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014
Notes to Audited Financial Statements

The Company requested and was granted permission by the Securities and Exchange Commission to omit the unaudited interim financial statements of PharmaCann LLC as of and for the three and nine months ended September 30, 2016 and 2015.

(b)	Pro Forma Financial Information.

The following pro forma financial information is incorporated by reference to the unaudited pro forma financial information included in the Company’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act (File No. 333-214148):

Innovative Industrial Properties, Inc.

Unaudited	Pro Forma Consolidated Balance Sheet as of September 30, 2016
Unaudited	Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015
Unaudited	Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016
Notes to Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1	Lease Agreement, dated as of December 19, 2016, between IIP-NY 1 LLC and PharmaCann LLC.

10.2(1)	Purchase Agreement dated as of August 22, 2016 between IIP Operating Partnership, LP and PharmaCann LLC.

10.3(2)	Amendment No. 1 dated September 16, 2016 to Purchase Agreement dated as of August 22, 2016 between IIP Operating Partnership, LP and PharmaCann LLC.

10.4(3)	Amendment No. 2 dated November 23, 2016 to Purchase Agreement dated as of August 22, 2016, as amended, between IIP Operating Partnership, LP and PharmaCann LLC.

23.1	Consent of Martin, Hood, Friese & Associates, LLC.

99.1	Press release issued by Innovative Industrial Properties, Inc. on December 19, 2016.

99.2(4)

PharmaCann LLC

Independent Auditor's Report

Audited Balance Sheets as of December 31, 2015 and 2014

Audited Statements of Income for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Audited Statements of Members' Equity for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Audited Statements of Cash Flows for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Notes to Audited Financial Statements

99.3(5)

Innovative Industrial Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016

Notes to Unaudited Pro Forma Consolidated Financial Statements

(1)	Incorporated by reference to Exhibit 10.12 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-11, as amended (File No. 333-214148), filed with the Securities and Exchange Commission on October 17, 2016.

(2)	Incorporated by reference to Exhibit 10.13 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-11, as amended (File No. 333-214148), filed with the Securities and Exchange Commission on October 17, 2016.

(3)	Incorporated by reference to Exhibit 10.14 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-11, as amended (File No. 333-214148), filed with the Securities and Exchange Commission on November 25, 2016.

(4)	Incorporated by reference to the audited financial statements of PharmaCann LLC and the related independent auditors’ reports included in Innovative Industrial Properties, Inc.’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act (File No. 333-214148).

(5)	Incorporated by reference to the unaudited pro forma financial statements of Innovative Industrial Properties, Inc. in the Innovative Industrial Properties, Inc.’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act (File No. 333-214148).

Forward-Looking Statements

This report contains statements that the Company believes to be “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts, including, without limitation, statements regarding the lease with PharmaCann, are forward looking statements. When used in this press release, words such as the Company “expects,” “intends,” “plans,” “estimates,” “anticipates,” “believes” or “should” or the negative thereof or similar terminology are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Investors should not place undue reliance upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2016	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Robert M. Sistek
	Name:	Robert M. Sistek
	Title:	Chief Financial Officer and Executive Vice President, Investments

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Lease Agreement, dated as of December 19, 2016, between IIP-NY 1 LLC and PharmaCann LLC.

10.2(1)	Purchase Agreement dated as of August 22, 2016 between IIP Operating Partnership, LP and PharmaCann LLC.

10.3(2)	Amendment No. 1 dated September 16, 2016 to Purchase Agreement dated as of August 22, 2016 between IIP Operating Partnership, LP and PharmaCann LLC.

10.4(3)	Amendment No. 2 dated November 23, 2016 to Purchase Agreement dated as of August 22, 2016, as amended, between IIP Operating Partnership, LP and PharmaCann LLC.

23.1	Consent of Martin, Hood, Friese & Associates, LLC.

99.1	Press release issued by Innovative Industrial Properties, Inc. on December 19, 2016.

99.2(4)

PharmaCann LLC

Independent Auditor's Report

Audited Balance Sheets as of December 31, 2015 and 2014

Audited Statements of Income for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Audited Statements of Members' Equity for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Audited Statements of Cash Flows for the year ended December 31, 2015 and the period from Inception (March 19, 2014) through December 31, 2014

Notes to Audited Financial Statements

99.3(5)

Innovative Industrial Properties, Inc.

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2016

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2015

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2016

Notes to Unaudited Pro Forma Consolidated Financial Statements

(1)	Incorporated by reference to Exhibit 10.12 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-11, as amended (File No. 333-214148), filed with the Securities and Exchange Commission on October 17, 2016.

(2)	Incorporated by reference to Exhibit 10.13 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-11, as amended (File No. 333-214148), filed with the Securities and Exchange Commission on October 17, 2016.

(3)	Incorporated by reference to Exhibit 10.14 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-11, as amended (File No. 333-214148), filed with the Securities and Exchange Commission on November 25, 2016.

(4)	Incorporated by reference to the audited financial statements of PharmaCann LLC and the related independent auditors’ reports included in Innovative Industrial Properties, Inc.’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act (File No. 333-214148).

(5)	Incorporated by reference to the unaudited pro forma financial statements of Innovative Industrial Properties, Inc. in the Innovative Industrial Properties, Inc.’s final prospectus dated November 30, 2016 filed with the Securities and Exchange Commission on December 2, 2016 pursuant to Rule 424(b)(4) of the Securities Act (File No. 333-214148).